STANDARD COMMERCIAL LEASE AGREEMENT                          1228 Forest Parkway
                                                                       Suite 100
Approximately: 131,787 square feet                           Paulsboro, NJ 08066

                                LEASE AGREEMENT

         THIS LEASE AGREEMENT, made and entered into by and between Riggs & Company, a division of Riggs Bank N.A., as trustee of the Multi-Employer
Property Trust hereinafter referred to as "Landlord", and Pinacor, Inc. hereinafter referred to as "Tenant";

                              W I T N E S S E T H

         1. PREMISES AND TERM. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Gloucester, State of New Jersey, more particularly described on EXHIBIT "A" and EXHIBIT "B" attached hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises (said real property, building and improvements being hereinafter referred to as the "premises").

         TO HAVE AND TO HOLD the same for a term commencing on the "commencement date", as hereinafter defined, and ending thirty-six (36) months thereafter, provided, however, that, in the event the "commencement date", is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date". The "commencement date" shall be September 28, 1998, and thus the scheduled expiration date of this Lease is September 30,2001. Tenant shall, upon demand, execute and deliver to Landlord a Letter of Acceptance of delivery of the premises.

         2. BASE RENT, ADJUSTMENT THEREOF AND SECURITY DEPOSIT.

         a) Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of

                  PERIOD                  MONTHLY BASE RENT     ANNUAL BASE RENT

                  Months 1 - 36              $46,125.45           $ 553,505.40

One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.

         b) In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Forty Six Thousand One Hundred Twenty Five Dollars ($46,125.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.

         3. USE. The premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles and the washing thereof at any time, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, Tenant's use of the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, not take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord for the building in which Tenant occupies space is caused by Tenant's use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.

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         4. OPERATING EXPENSES.

         a. Tenant agrees to pay to Landlord as additional rental, in accordance with Paragraph 24, Tenant's proportionate share of the operating expenses. In the year in which this lease terminates, Landlord, in lieu of waiting until the close of the calendar year in order to determine any operating expenses, has the option to charge Tenant for Tenant's proportionate share of the operating expenses based upon the previous year's operating expenses.

         b. The term 'operating expenses' as used above includes all expenses incurred by Landlord with respect to the ownership, maintenance and operation of the building and/or project of which the premises are a part, including, but not limited to, maintenance and repair costs, water, sewer, security, trash and snow removal, landscaping, wages and fringe benefits payable to employees or authorized agents of Landlord whose duties are connected with the operations and maintenance of the building and/or project in an amount equal to 4% of the gross annual rental to be received hereunder, amounts paid to contractors and subcontractors for work or services performed in connection with the operation and maintenance of the building and/or project, all services, supplies, repairs, replacements or other expenses for maintaining and operating the building and/or project including common area and parking area. The term 'operating expenses' also includes all real property taxes, assessments (whether general or special) and governmental charges of any kind and nature whatsoever including assessments due to deed restrictions and/or owners' associations, which accrue against the building and/or project of which the premises are a part during the term of this lease as well as all insurance premiums Landlord is required to pay or deems necessary to pay, including without limitation public liability insurance and fire and extended coverage insurance with respect to the building and/or project. The term 'operating expenses' does not include any capital costs for roof or parking lot replacement, nor shall it include repairs, restoration or other work occasioned by fire, windstorm or other casualty to the extent of net insurance proceeds received by Landlord with respect thereto, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, leasing commissions, advertising expenses, expenses for the innovating of space for new tenants, interest or principal payments on any mortgage or other indebtedness of Landlord, nor depreciation allowance or expense, any costs or expenses for which Landlord is reimbursed or indemnified (whether by an insurer, condemnor, tenant or otherwise); depreciation or amortization of the building or its contents or components; the cost of any item or service which Tenant separately reimburses Landlord or pays to third parties, or that Landlord provides selectively to one or more tenant of the project, other than Tenant, whether or not Landlord is reimbursed by such other tenant(s); all bad debt loss, rent loss, or reserve for bad debt or rent loss. Any operating expenses incurred by Landlord with respect to the project as a whole or with respect to more than one building in the project shall be pro-rated among such buildings based on the rentable square foot areas in such buildings, and only the portion of such operating expenses allocable to the building of which the premises are a part shall be included in 'Operating Expenses' for purposes of this Paragraph 4.

         c. Tenant's 'proportionate share', as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building. Thus Tenant's proportionate share is 100%.

         d. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof

         e. Tenant may audit Landlord's books relevant to the additional rentals due under this paragraph; however, Tenant agrees to pay all costs associated with or resulting from such audit, including reimbursement to Landlord for any additional costs incurred by Landlord.

         f. Any payment to be made pursuant to this Paragraph 4 with respect to the calendar year in which this lease commences or terminates shall be prorated.

         5. LANDLORD'S REPAIRS.

         a. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the building in good repair, reasonable wear and tear excepted. Tenant shall repair and pay for any damage caused by Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

         b. Notwithstanding Tenant's obligation pursuant to Paragraph 6(a) to make repairs and replacements to the premises, Landlord shall replace, promptly after notice from Tenant of the need for such replacement (i.e., that the system or component in question is no longer capable of repair at an economically reasonable cost), any of the building's plumbing, electrical or HVAC systems or a component thereof that requires replacement, provided that (i) such system or component thereof was installed in the premises prior to the commencement date and (ii) the cost of such replacement is in excess of $5,000.00. Replacements of building systems or components thereof installed by Tenant after the commencement date or costing $5,000.00 or less shall be made by Tenant as provided in Paragraph 6(a). The cost incurred by Landlord in making any such replacement, together with interest thereon at 10% per annum, shall be amortized over the useful life of the replaced system or component in equal monthly installments. Such equal monthly installments shall be payable by Tenant to Landlord as additional rent commencing upon the first day of the first calendar month following the replacement in question and continuing until the earlier of the expiration of the term hereof (as it may be renewed or extended from time to time) or the expiration of the amortization period.

         6. TENANT'S REPAIRS AND OTHER COVENANTS OF CARE AND TREATMENT OF PREMISES.

         a. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those for which Landlord is expressly responsible under the terms of this lease) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, doors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track servicing the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(A) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

         b. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents, customers, invitees, and/or licensees.

         c. In the event the premises ever constitutes a portion of a multiple occupancy building, Tenant and its employees, agents, customers, invitees, and/or licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing (allocated based on the square footage of the building), subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. Whether or not the premises constitutes a portion of a multiple occupancy building, Landlord reserves  the right to perform the paving and  landscape  maintenance,  exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph (a) above, and Tenant shall, in lieu of the obligations set forth under subparagraph (a) above with respect to such items, be liable for its proportionate share (as defined in subparagraph 4(c) above) of the cost and expense of the care for the grounds around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting and common sewage line plumbing; provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant, if Tenant is responsible, or such other tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work.

         d. Intentionally Omitted.

         e. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the premises.

         f. Tenant agrees that no washing of any type (other than reasonable restroom or kitchen washing) will take place in the premises including the truck apron and parking areas.

         7. ALTERATIONS. Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease or upon earlier vacating of the premises; such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease or upon earlier vacating of the premises and shall be delivered up to the Landlord with the premises unless removed as provided above. All shelves, bins machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord; upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.

         8. SIGNS. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the building and other improvements, and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation and/or removal.

         9. INSPECTION. Landlord and Landlords agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating

          10.  UTILITIES.   Landlord  agrees  to  provide  at  its  cost  water,
electricity and telephone service connections into the premises, but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

          In the event water is not separately metered to Tenant, Tenant agrees that it will not use water for uses other than normal restroom usage; and, Tenant does further agree to reimburse Landlord for the entire amount of common water costs as additional rental if, in fact, Tenant uses water for uses other than normal restroom uses without first obtaining Landlord's written permission.

          Tenant agrees it will not use sewer capacity for any use other than normal, domestic restroom use. Tenant further agrees to notify Landlord of any other sewer use ("excess sewer use") and also agrees to reimburse Landlord for the costs and expenses related to Tenant's excess sewer use, which shall include, but is expressly herein not limited to the cost of acquiring additional sewer capacity to service Tenants lease.

         11. ASSIGNMENT AND SUBLETTING. Tenant shall not have the right to assign, sublet, transfer or encumber this lease, or any interest therein, without the prior written consent of Landlord. Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. All cash or other proceeds of any assignment, such proceeds as exceed the rentals called for hereunder in the case of a subletting and all cash or other proceeds of any other transfer of Tenant's interest in this lease (after deduction therefrom of all of Tenant's costs and expenses incurred in connection with such assignment and subletting) shall be paid to Landlord, whether such assignment, subletting or other transfer is consented to by Landlord or not, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord. These covenants shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Tenant's interest in this lease (all such assignees, sublessees and transferees being hereinafter referred to as "successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of the Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. Notwithstanding any provision in this Lease to the contrary, Tenant shall have the right to assign this Lease or sublet all or a portion of the Premises without Landlord's consent to any corporation or business entity which controls, is controlled by or is under common control with Tenant, or a corporation or other business entity resulting from a merger or consolidation with Tenant, or to any person or entity which acquires substantially all of the assets of Tenant's businesses as a going concern, provided that the assignee or sublessee assumes in full the obligations of the Tenant under this Lease and that the use of the Premises remains unchanged.

         12. FIRE AND CASUALTY DAMAGE.

         a. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less than 80% (or such greater percentage as may be necessary to comply with provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which there premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D), and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

         b. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

         c. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that the rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date of the casualty, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

         d. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph
12(a) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at it sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on, or about the premises by Tenant. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to substantially complete such repairs and rebuilding within two hundred
(200) days after the date of the casualty, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

          e. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds by applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

         f. Anything in this lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the premises, improvements to the building of which the premises are a part, or personal property (building contents) within the building, by reason of fire or the elements regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees, but only to the extent of the insurance proceeds payable under the policies of insurance covering the property. Because this subparagraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this lease agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this subparagraph.

          13. LIABILITY. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, except for the gross negligence or willful misconduct of Landlord and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property to the extent caused by the negligence of Landlord or the failure to Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with: (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $2,000,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $1,000,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to

Landlord  prior to the  commencement  date of this lease.  Not less than fifteen
(15) days prior to the expiration date of any such policies, certified copies of the renewals thereof, bearing notations evidencing the payment of renewal premiums shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

         14. CONDEMNATION.

         a. If the whole or any substantial part as determined by Landlord of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

         b. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

         c. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards as may be allocated to their respective interests in any condemnation proceedings.

         15. HOLDING OVER. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to 150% of the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed consent for Tenant to hold over.

         16. QUIET ENJOYMENT. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions and other conditions of record. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

         17. EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this lease:

         a. Tenant shall fail to pay any installment of the rent herein reserved when due, or any payment with respect to operating expenses hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date Landlord gives Tenant written notice that such sum is due, provided that Landlord shall not be obligated to give such notice, and Tenant shall not be entitled to such period of grace, more than two (2) times in any twelve (12) month period.

         b. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         c. Tenant shall file a petition under any section or chapter of the National Bankruptcy Code, as amended, or under any similar law or statute of the United States or and State thereof; or an order for relief shall be entered against Tenant in any proceedings filed against Tenant thereunder.

         d. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         e. Tenant shall generally not pay its debts as such debts become due.

         f. Intentionally Omitted.

         g. Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 21 hereof within twenty (20) days after any such lien or encumbrance is filed against the premises.

         h. Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

         18. REMEDIES.

         a. Upon the occurrence of any of such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                  (i) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearage in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim of damages therefor.

                  (ii) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor.

                  (iii) Enter upon the premises by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for an damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

                  (iv) Alter all locks and other security devices at the premises without terminating the lease.

         In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, and such failure CONTINUES FOR five (5) or more days past the due date, then to help defray the additional cost to Landlord for processing such late payments, Tenant shall pay to Landlord, on demand, a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder, provided, however, that Landlord shall give Tenant notice of non-payment and five (5) days from receipt of such notice to cure such NON-PAYMENT TWICE in any twelve month period before assessing such late fee. The provision for such late charge shall be in addition to all of Landlords other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

         b. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

         c. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such TERMINATION, TENANT shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the difference between (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph 1) and (ii) the then present value of the then fair rental values of the premises for such period.

         d. In the event that Landlord elects to repossess the premises without terminating the lease, then Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph I as and when due, diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 17(e) below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's waiting until expiration of the lease term.

         e. In case of any event of default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any stun provided to be paid above, reasonable brokers' fees incurred by Landlord in connection with reletting the whole or any part of the premises; the reasonable costs of removing and storing Tenant's or other occupant's property; the reasonable costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees which shall be not less than fifteen percent (15%) of all sums then owing by Tenant to Landlord whether suit is actually filed or not.

         f. In the event of termination or repossession of the premises for an event of default, Landlord shall use commercially reasonable efforts to relet the premises and to collect rental after reletting; and in the event of reletting, Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose. Landlord shall be under no obligation to attempt to relet the premises until Tenant has delivered possession thereof to Landlord, to relet the premises prior to the lease of other available space in the project or to subdivide the premises to lease only a portion thereof.

         g. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

         h. If the Landlord shall fail to pay any amount or perform any act on its part to be paid or performed under this Lease and such failure (i) continues for thirty (30) days after notice thereof by Tenant (except such lesser time as is reasonable in the event of an emergency) and (ii) has a material adverse effect on tenant's ability to use the Premises for the permitted use, then Tenant may, without obligation to do so, AND WITHOUT WAIVING or releasing the Landlord from any obligations of the Landlord, make any such payment or perform any such other act on Landlord's part to be made or performed under this Lease. Landlord shall reimburse Tenant for all reasonable and necessary costs and expenses incurred by Tenant promptly upon receipt from Tenant of written demand accompanied by copies of receipts or invoices for such costs and expenses. Otherwise, in the event of any default by Landlord, tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the premises, and in the event of the transfer by such owner of its interest in the premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the premises; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Landlord.

         i. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place same in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

          19. LANDLORD'S LIEN. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest (subordinate, however, to any purchase money security interest granted by Tenant to a third party) for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 19 at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

          20. MORTGAGES. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument in whole or in part, then by notice to Tenant, from such mortgagee, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust, and provided further that in the event of foreclosure the holder of any such mortgage or deed of trust shall not disturb Tenant's use and possession of the premises so long as Tenant is not in default hereunder. Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgagee for the purpose of subjecting and subordinating this lease or making this lease superior to the lien of any such mortgage, provided that the same contains reasonable non-disturbance provisions.

         21. MECHANIC'S LIENS AND TENANT'S PERSONAL PROPERTY TAXES.

         a. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the

Landlord in the premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the premises.

         b. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes.

         22. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

         a. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenants obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

         b. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

         c. With the exception of Paragraph 11(a) above, any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LANDLORD:                                                 TENANT:

Riggs & Company, a division of Riggs Bank N.A.,       Pinacor, Inc.
as trustee of the Multi-Employer Property Trust       2400 South MicroAge Way
808 17th Street, NW, Washington, D.C. 20006           Tempe, AZ 85282
                                                      Attn: Vice President,
                                                        Administration

With copy to:                                         With copy to:
TC Northeast Metro, Inc.                              2400 South MicroAge Way
18 10 Chapel Avenue West, Suite 220                   Tempe, AZ 85282
Cherry Hill, NJ 08002                                 Attn: Legal Department

         If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectfully, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

23. MISCELLANEOUS.

         a. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         b. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

         c. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

         d. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters PERTAINING TO this lease as may be requested by Landlord. It is understood and agreed that TENANT'S OBLIGATION to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

         e. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         f. All obligations of Tenant hereunder not fully performed as of tile expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excepted. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates (for the portion of the year within the Lease term). All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the. amount payable by Tenant under this Paragraph 23(F).

         g. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         h. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

         i. All references in this lease to "the date hereof' or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

         j. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than TC Northeast Metro, Inc. and CB Richard Ellis, and Tenant agrees to indemnify and hold
Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

         24. OPERATING EXPENSE ADJUSTMENT. Tenant agrees to pay Landlord monthly, as an additional rental, one twelfth (1/12) of Tenant's proportionate share of the estimated "Operating Expenses".

         The most recent projection of "Operating Expenses" for the building is $1.41 per square foot per year. Tenant's proportionate share of this projection of "Operating Expenses" amounts to a monthly charge of Fifteen Thousand Four Hundred Eighty Five Dollars ($15,485.00), for which the Tenant will be separately billed.

         At the end of each calendar year, or from time to time as Landlord may elect, Landlord agrees to refund to Tenant the amount that Tenant's payments exceed the actual "Operating Expenses". Conversely, Tenant agrees to pay Landlord, as additional rental-upon-demand, the amount that the actual "Operating Expenses" exceed Tenant's payments. Landlord, upon notice to Tenant, may elect to lower or raise the projected cost paid monthly by Tenant so that Tenant's payments are equal to the adjusted projection of "Operating Expenses".

         Notwithstanding anything to the contrary in Paragraph 4b, to the extent that employees or agents of Landlord perform tasks associated with the operation and maintenance of the building premises, which would have otherwise been performed by outside contractors, 100% of such reasonable costs for these services may be charged as operating expenses. These costs will be treated as if the services were performed by outside contractors and shall not be subject to the cap of 4% of gross annual rental which shall apply to management tasks performed by employees of agents of Landlord. The term "Operating Expenses" shall specifically exclude capital improvement which under generally accepted accounting principles and practices would be classified as capital expenditures to the building or the project of which the Premises is a part.

         25. ENVIRONMENTAL MATTERS.

         a) Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of "hazardous substances" or "hazardous waste" as such terms are defined under the Industrial Site Recovery Act, N.J.S.A. 13: 1k-6 et seq ("ISRA"). Tenant further covenants that it will not cause or permit to exist as result of an intentional or unintentional action or omission on its part, the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping from, on or about the Premises of any hazardous substance (as such term is defined under N.J.S.A. 58:10-23.11 (b)(k) and N.J.A.C. 7: 1

         b) If Tenant's operations on the Premises now or hereafter constitute an "Industrial Establishment" subject to the requirements of ISRA, then prior to the expiration or sooner termination of this Lease or to any assignment of this Lease or any subletting of any portion of the Premises, Tenant shall, at its expense, comply with all requirements of ISRA pertaining to the transfer or closure of an Industrial Establishment. Without limitation of the foregoing, Tenant's obligations shall include (i) the proper filing of an initial notice to the New Jersey Department of Environmental Protection ("DEP") (ii) the performance of any soil, ground water and surface water sampling and tests required by the DEP and (iii) either the filing of a "negative declaration" with the DEP or the performance of a proper and approved clean up plan to the satisfaction of the DER

         c) In the event of Tenant's failure to comply in full with this Article, Landlord may, at its option, perform any and all of Tenant's obligations as aforesaid and all costs and expenses incurred by Landlord in the exercise of this right shall be deemed to be Additional Rent payable on demand.

         d) Landlord shall indemnify, defend, and hold Tenant harmless from and against any liability or expense suffered or incurred by Tenant as a result of any presence on or release from the

Premises of any hazardous substance or hazardous waste that occurred prior to Tenant's occupancy of the Premises. In the event that any contamination of the Premises is discovered during the term of this Lease that was caused by a release occurring prior to Tenant's occupancy of the Premises, Landlord shall, in addition to the indemnity set forth above, promptly take steps to remediate such contamination as required by law, which remediation shall be at Landlord's sole cost and expense and shall not be charged, directly or indirectly, to Tenant.

         e) Nothing herein shall be deemed to prohibit Tenant's use of customary office supplies and cleaners in customary quantities for office use, provided that such use is in compliance with applicable law.

         f) This Article shall survive the expiration or sooner termination of the Lease.

         26. ESTOPPEL CERTIFICATE. Tenant shall at any time upon not less than twenty (20) days written notice execute and deliver to Landlord, lender or assignee or subtenant of Tenant, an estoppel certificate as reasonably requested by Landlord in the form attached as Exhibit "C" with any modifications thereto required by the then applicable state of facts.

         27. ACCESS LAWS.

         a) As used in this paragraph, the term "Access Laws" shall mean the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, or any statute, rule, regulation, ordinance, order of governmental bodies or regulatory agencies, or order or decree of any court adopted or enacted with respect to any of the foregoing. The term Access Laws shall include all Access Laws now in existence or hereafter enacted, adopted or applicable.

         b) Landlord makes no representations regarding the compliance of the Premises, Building or the Project with Access Laws; provided that, if any improvements or alterations constructed by Landlord do not comply with Access Laws, Landlord shall be responsible for correcting such defects if and to the extent required by law.

         c) Tenant agrees to notify Landlord immediately if Tenant becomes aware of (i) any condition or situation in or on the Premises occurring or arising after the commencement date of this Lease which would constitute a violation of any Access Laws, or (ii) any threatened or actual lien, action or notice of the Premises not being in compliance with any Access Laws. Tenant shall inform Landlord of the nature of any such condition, situation, lien, action or notice and of the action Tenant proposes to take in response thereto.

         d) Tenant shall be solely responsible for all costs and expenses relating to or incurred in connection with bringing the Premises, the Building and the common areas into compliance with the Access Laws if and to the extent such costs and expenses arise out of or relate to Tenant's use of the Premises or Tenant's modifications, improvements or alterations to the Premises after the date of this Lease.

         e) Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits, and other proceedings and costs and expenses (including attorneys fees), arising directly or indirectly from or out of, or in any way connected with, any activity on or use of the Premises, the Building or the Project by Tenant, its agents, employees, contractors, invitees, or any subtenant or concessionaire put into possession of all or any part of the Premises by Tenant, which activity or use results in the Premises violating any applicable Access Laws.

         f) The provisions in this paragraph 27 shall supersede any other provisions in this Lease regarding Access Laws to the extent inconsistent with the provisions of this paragraph. The provisions in this paragraph 27 shall survive the expiration of the term or the termination of this Lease for any other reason whatsoever.

         28. ERISA REPRESENTATIONS. Tenant represents to Landlord that with the exception of this Lease, neither the Tenant nor any affiliate of the Tenant is a tenant under a lease or any other tenancy arrangement (1) with (a) Riggs & Company, a division of Riggs Bank, N.A., as trustee of the Multi-Employer Property Trust; (b) the Multi-Employer Property Trust; (c) the National Bank of Washington Multi-Employer Property Trust, the previous name of the Multi-Employer Property Trust; (d) The Riggs National Bank of Washington, D.C., as trustee of the Multi-Employer Property Trust; (e) Alameda Industrial Properties Joint Venture; (f) Harman International Business Campus Joint Venture; (g) the Beaverton-Redmond Tech Properties; (h) Corporate Drive Corporation as trustee of the Corporate Drive Nominee Realty Trust; (i) Goldbelt Place Joint Venture; j) BOCA 1515, a joint venture; (k) Arboretum Lakes-I, L.L.C., a Delaware limited liability company; (1) Village Green of Rochester Hills Associates L.L.C.; (in) Pine Street Development, L.L.C.; or (n) MEPT Realty LLC; or (2) involving any property in which any one or more of the entities named in clauses (1) (a) through (d) are known by the Tenant to have an ownership interest.

         29. LIMITATION OF LANDLORD'S LIABILITY. Notwithstanding any provision to the contrary contained in this Lease, Tenant shall look solely to the estate and interest of Landlord in and to the Land and the building, and Landlord shall have no personal liability, in the even of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant, or Tenant's use of the Leased Premises shall be limited solely to such estate or interest of Landlord in and to the Land and the Building and that Landlord shall have no personal liability as provided above in this sentence. No properties or assets of Landlord other than the estate and interest of Landlord in and to the Land and the Building, and no property owned by any partners, officer, member, director or trustee in or of Landlord, shall be subject to levy, execution or other reenforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Leased Premises. Further, in no event whatsoever shall any partner, officer, member, director or trustee in or of Landlord have any liability or responsibility whatsoever arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Leased Premises.

         30. OPTION TO RENEW. Landlord hereby grants Tenant two successive options to renew the Lease term, upon the following terms and conditions:

         (a) Each renewal term shall be for three (3) years, commencing on the next day following the expiration date of the Lease term (i.e., with respect to the first renewal option, the last day of the initial three (3) year Lease term and, with respect to the second renewal option (assuming that the first renewal option was exercised), the last day of the Lease term as extended by the first renewal option) and expiring at midnight on the day preceding the third (3rd) anniversary of the commencement date of such renewal term;

         (b) Tenant must exercise a renewal option, if at all, upon at least twelve (12) months' written notice to Landlord prior to the expiration date of the then current Lease term, it being understood that Tenant shall have no right to exercise the second renewal option if Tenant has not exercised the first renewal option;

         (c) At the time Tenant delivers its notice exercising a renewal option this Lease must be in full force and effect, Tenant must not have assigned this Lease or sublet more than ten percent (10%) of the area of the Premises to an entity other than a transferee contemplated by the last sentence of Paragraph 11, and no Event of Default shall have occurred and be continuing hereunder;

         (d) The renewal term shall be upon the same terms, covenants and conditions contained in this Lease, provided that (i) the annual base rent for the renewal term shall be the Fair Market Rent of the Premises as of the commencement of the applicable renewal term, but in no event less than the annual base rent in effect immediately prior to commencement of such renewal term, and (ii) Tenant's renewal options shall be limited to the two renewal options specifically granted in this paragraph; and

         (e) If Tenant exercises a renewal option, Tenant shall execute such instrument as Landlord may require to confirm such exercise, the extension of the Lease term as provided herein and the annual base rent payable during the applicable renewal term.

         (f) As used in this Paragraph, "FAIR MARKET RENT" shall mean the amount of annual base rent, expressed in dollars and cents per rentable square foot, equal to the market rental than being negotiated for comparable space in Class A warehouse/distribution buildings in the Gloucester County sub-market. In the event that Landlord and Tenant are unable to agree on the Fair Market Rent for a renewal term within thirty (30) days after Tenant's exercise of its renewal option, either party may require determination of the Fair Market Rent for such renewal term by giving written notice to that effect to the other party, which notice shall designate a real estate broker selected by the initiating party experienced in the warehouse/distribution leasing business in the Gloucester County sub-market. If within sixty (60) days after Tenant's exercise of a renewal option (i) the parties have not agreed in writing on the Fair Market Rent, and (ii) neither party has given notice pursuant to the preceding sentence requiring determination of the Fair Market Rent, Tenant's exercise of such renewal option shall be deemed rescinded and this option to renew terminated.

         If written notice requiring determination of the Fair Market Rent is timely given, then within fifteen (15) days after receipt of such NOTICE, THE other party to this Lease shall select a real estate broker meeting the same requirements and give written notice of such selection to the initiating party. Within fifteen (15) days after selection of the second broker, the two (2) real estate brokers so selected shall select a third real estate broker experienced in the warehouse/distribution leasing business in the Gloucester County sub-market who (and whose firm) is not then employed as an exclusive leasing broker or management agent by either party or any of their respective affiliates within the southern New Jersey area. Each of the three (3) brokers shall determine the Fair Market Rent rate for the Premises as of the commencement of the renewal term for a term equal to the renewal term within fifteen (15) days after the appointment of the third broker. The Fair Market Rent shall be equal to the arithmetic average of such three determinations; provided, however, that if any such broker's determination deviates more than five percent (5%) from the median of such determinations the Fair Market Rent shall be an amount equal to the average of the two (2) closest determinations. Landlord shall pay the costs and fees of Landlord's broker in connection with any determination hereunder, and Tenant shall pay the costs and fees of Tenant's broker in connection with such determination. The cost and fees of the third broker shall be paid one-half by Landlord and one-half by Tenant. If a party fails to designate a real estate broker within the time period required by this paragraph, the "third" real estate broker shall be selected by the broker designated by the initiating party, and those two brokers shall determine the Fair Market Rental by averaging their determinations.

         31. INITIAL IMPROVEMENTS.

         a. Landlord agrees that on the commencement date the HVAC, electrical, plumbing and other building systems, shall be in good working order and repair. On or before the commencement date representatives of Landlord and Tenant shall inspect the premises and prepare a written punchlist of any repairs required to place such building systems in good working order and repair. Except as may be set forth in such punchlist, the taking of possession of the premises by Tenant shall constitute Tenant's acceptance of such systems as being in good working order and repair. Except as provided in this Paragraph Landlord is delivering the premises to Tenant, and Tenant accepts the premises from Landlord, in their "as is" condition.

         b. Subject to reimbursement by Landlord as provided below, Tenant shall be responsible for such refurbishment of the premises, at its expense, as may be required by Tenant for its use and occupancy of the premises, including replacement of ceiling tiles, recarpeting and repainting of the office areas within the premises. Landlord agrees to reimburse Tenant for such refurbishment costs, up to a maximum of $59,100.00, within thirty (30) days after receipt from Tenant of a statement in reasonable detail of the refurbishment costs incurred, accompanied by invoices or receipts supporting the amount to be reimbursed.

         c. Attached hereto as Exhibit "D" is a punchlist prepared by Landlord listing items in the premises which Landlord requires be removed or repaired by the prior tenant of the premises (the "Tech Data punchlist" and "Tech Data", respectively). Tenant has advised Landlord that Tenant has separately agreed to acquire from Tech Data certain of the items noted on the Tech Data Punchlist in return for assuming Tech Data's obligations under the Tech Data Punchlist Tenant shall cause to be repaired or removed from the premises all items listed on the Tech Data Punchlist on or before the expiration or sooner termination of this Lease, and repair any damage resulting from such removal, all at Tenant's expense.

         d. All work to be performed by Tenant pursuant to this Paragraph shall be performed in a good and workmanlike manner, in compliance with all laws and lien-free.

EXECUTED BY A DULY AUTHORIZED OFFICER OF LANDLORD, this 28th day of September, 1998.

                                               Riggs & Company, a division of
                                               Riggs Bank N.A. as trustee of the
                                               Multi-Employer Property Trust

Attest/Witness

/s/ [Illegible]                         By: /s/ [Illegible]
----------------------------------         -------------------------------------
Title: Director                         Title: Managing Director
      ----------------------------            ----------------------------------


EXECUTED BY A DULY  AUTHORIZED  OFFICER of TENANT,  this 28th day of  September,
1998.

                                               Pinacor,Inc.

Attest/Witness

/s/ [Illegible]                         By: /s/ [Illegible]
----------------------------------         -------------------------------------
Title: Mgr. Admin.                      Title: V.P., Administration
      ----------------------------            ----------------------------------

                                   EXHIBIT "A"

                             DESCRIPTION OF PROPERTY

                               DESCRIPTION OF LAND
                                 TO BE KNOWN AS
                                BLOCK 346K LOT 4
                                 FOREST PARKWAY
                  WEST DEPTFORD, GLOUCESTER COUNTY, NEW JERSEY

         ALL THAT CERTAIN tract or parcel of land situate in the Township of West Deptford, County of Gloucester and State of New Jersey being more particularly described as follows:

                        (see attached legal description)

                                   EXHIBIT "A"
                               DESCRIPTION OF LAND
                                 TO BE KNOWN AS
                                BLOCK 346K, LOT 4
                                 FOREST PARKWAY
                  WEST DEPTFORD, GLOUCESTER COUNTY, NEW JERSEY

ALL THAT  CERTAIN  parcel  or  tract of land  situate  in the  Township  of West
Deptford, County of Gloucester, and State of New Jersey as shown on a plan entitled "Amended Subdivision Plan, Phase 3, Forest Park Corporate Center", prepared by NTH/Russell Associates, Consulting Engineers dated October 8, 1987 and last revised April 20, 1988, prepared for Trammell Crow Company bounded and

BEGINNING at a point in the northerly right of way line of Forest Parkway (60 feet wide), said point being the most easterly corner point of Block 346K, Lots 2;

THENCE (1)        leaving  said right of way line of Forest  Parkway,  along the common  property  line  between  said  Lot 2,  and the  herein described parcel; North 26 degrees 40 minutes 08 seconds West, a  distance  of 680.03  feet to .a  point;  said  point  being in, the  southeasterly  right of  way line of U.S.  Route  130
                  (250 feet wide, A.K.A. Interstate Route 295)


THENCE (2)        along  said  right of way  line of U.S.  Route  130,  North 63 degrees 19 minutes 52 seconds East, a. distance of 460.00 feet to a point;

THENCE (3)        leaving  said right of way line of U.S.  Route  130,  South 29 degrees 48 minutes 42 seconds East, a distance of 735.69 feet to a point;

THENCE (4)        South 00 degrees 11 minutes  18 seconds  West,  a distance  of
                  205.56 feet to a point;

THENCE (5)        South38  degrees 21 minutes 56  seconds  West,  a distance  of
                  24.98 feet to a point, said point being in the curved northerly right of way line of said Forest Parkway;

THENCE (6)        along said right of way line of Forest Parkway,  along a curve to the left, having a radius of 430.00 feet for an arc distance of 483.08 feet to the first mentioned point and place of BEGINNING.

                  CONTAINING 8.5357 Acres of Land.

                  SUBJECT to all easements and restrictions of record, and subject to the rights of ingress and egress through and on said lands by the owners or users of said Lot 2 as noted on a plan entitled "Site Grading and Utility Plan," Sheet SP-2, prepared by NTH/Russell Associates, Consulting Engineers dated October 8, 1987 and last revised May 19, 1988, prepared for the Trammell Crow Company.

                                      [MAP]

                                   EXHIBIT "C"

                           TENANT ESTOPPEL CERTIFICATE

TO: RIGGS & COMPANY, A DIVISION OF RIGGS BANK N.A., AS TRUSTEE OF THE MULTI-EMPLOYER PROPERTY TRUST ("FUND") and/or whom else it may concern:

THIS IS TO CERTIFY:

1. That the undersigned is the Tenant under that certain lease dated ______________ 19____, (the "Lease") by and between ______________
         _________________________________________ a ___________________________
         _________________ (as "Landlord)

         and

         _______________________________________________________________________
         ______ (as "Tenant") covering those certain premises commonly known and designated as _________________________________________________________
         (the "Premises"), and located on real property with the legal description shown on the attached Exhibit I

2. That said Lease is in full force and effect and has not been modified, changed, altered or amended in any respect (except as indicated following this sentence and as so modified is in full force and effect) and is the only Lease or agreement between Tenant and Landlord affecting the Premises:

3. To the best of Tenant's knowledge, the information regarding the Lease set forth below is true and correct:

         (a) Square Footage:_____________________________________________

         (b) Annual rent as of the commencement of Lease:

             ____________________________________________________________

         (c) Current annual rent (if different than at commencement):

                  _______________________________________________________

         (d)      Lease term commenced:__________________________________

         (e)      Lease termination date:________________________________

         (f)      Rent is paid to and including:_________________________

         (g)      Additional rent being paid is for and in the amount of:

                  __________________________________________________

         (h)      Security Deposit:_________________________________

                  __________________________________________________

         (i)      Prepaid rental for and in amount of.___________________

                  _______________________________________________________

4. Tenant has accepted and now occupies the Premises, accepts the Premises in their current condition and is not aware of any defect in the Premises. No rent has been collected in the current month other than as provided for in the Lease, and no free rent or other concessions or inducements other than as specified in the Lease have been granted to Tenant or undertaken by Landlord.

5. Tenant has not been granted any renewal, expansion, or purchase options and has not been granted any rights of first refusal except as disclosed in writing in the Lease.

6. The Lease is not in default nor has there occurred any event which, by lapse of time or otherwise, will result in default under the Lease. As of the date of this Certificate Tenant is entitled to no credit, offset or deduction in rent.

7. There are not actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws or other law or laws for the relief of debtors of the United States or any state of the United States.

8. Tenant represents to Landlord that with the exception of this Lease, neither the Tenant nor any affiliate of the Tenant is a tenant under a lease or any other tenancy arrangement (1)
         with (a) Riggs & Company, a division of Riggs Bank, N.A., as trustee of the Multi-Employer Property Trust; (b) the Multi-Employer Property
         Trust; (c) the National Bank of Washington Multi-Employer Property Trust, the previous name of the Multi-Employer Property Trust; (d) The Riggs National Bank of Washington, D.C., as trustee of the Multi-Employer Property Trust; (e) Alameda Industrial Properties Joint Venture; (f) Harman International Business Campus Joint Venture; (g) Beaverton-Redmond Tech Properties; (h) Corporate Drive Corporation as trustee of the Corporate Drive Nominee Realty Trust; (i) Goldbelt Place Joint Venture;. 6) BOCA 1515, a joint venture; (k) Arboretum Lakes-I, L.L.C., a Delaware limited liability company; (1) Village Green of Rochester Hills Associates L.L.C.; (m) Pine Street Development, L.L.C.; or (n) MEPT Realty LLC; or (2) involving any property in which any one or more of the entities named in clauses (1) (a) through (d) are known by the Tenant to have an ownership interest.

9. Except as expressly and specifically permitted by the Lease, Tenant has not engaged in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of "hazardous substances" or "hazardous waste" as such terms are defined under the Industrial Site Recovery Act, N.J.S.A. 13: 1 K-6 et seq., and the regulation promulgated thereunder. Tenant has not caused or permitted to exist as a result of an intentional or unintentional action or omission on its part, the releasing, spilling, leaking, pumping, pouring, omitting, emptying or dumping from, on or about the Premises of any hazardous substance (as such term is defined under N.J.S.A. 58:10-23.11 (b)(k) and N.J.A.C. 7:1-3.3).

         DATED THIS ______________ day of ______________________________, 19___.

                                            TENANT:

                                            ____________________________________

                                            ____________________________________

                                  [EXHIBIT D]

                             [TECH DATA PUNCHLIST]

RE:               Punchlist for 1228 Forest Parkway

--------------------------------------------------------------------------------
The following items were noted as needing to be repaired during an inspection on September 25, 1998.

GENERAL COMMENTS

>>       Remove all security systems, cameras, and associated wiring
>>       General cleaning throughout
>> Emergency lighting, exit lighting, and fire extinguishers to be compliant with Township ordinances
>>       Repaint all office areas

GENERAL WAREHOUSE

>> The existing mezzanine including all sprinklers, electrical wiring, control wiring, and any compressed air piping to be removed. All bolts in floor to be cut down and floor repaired as needed.
>> Warehouse lighting above mezzanine to be reinstalled to meet standard building finishes.
>>       Remove  remaining  cables  in the  ceiling  including  data,  security, telephone.
>> Shelving and racks from second floor mezzanine to be removed (currently staged in center of warehouse area).
>>       All security  gates  around  personnel  doors and overhead  doors to be removed.
>> All overhead doors, dock plates, to be in good order and working repair, and weather stripped properly.
>>       All drywall to be repaired as necessary.
>>       Remove bolts from floor outside Shipping and Receiving Office
>> Tables, Lockers, Workbenches stored in center of building behind central office area to be removed.
>>       Repair drywall opening in demising wall.

OFFICE AREA #1 (Closest to I295)

>>       Repair drywall as needed throughout office
>>       Remove any telephone wiring that is not located within the wall
>>       Repair one door handle off of lobby area
>>       Remove internally built closet with pre-hung wood door and 2x4 studs
>>       Women's room:  replace one missing lens
>>       Remove shelving in lunch area

>>       Replace damaged slats of mini-blinds
>>       Remove chalkboard in rear warehouse area
>>       Repair  main door from  office to  warehouse  where it is missing  door latch
>>       Men's Employee Bathroom:  Repair urinal screen. Remove wallcovering and repaint
>>       Women's Room: Repair toilet handle and remove wallcovering and paint.


LOADING DOCK AREA

>>       Repair broken railing on personnel stairs.
>>       Cut down bolts in concrete truck court next to stairs
>>       Repair damaged concrete blocks at one loading dock location

OFFICE AREA #2/LUNCH ROOM

>>       Remove  pre-hung  wood door and internal  wall  (future  communications room).
>>       Replace one toilet paper holder
>>       Repair blinds as needed
>>       Remove bulletin boards and corkboards
>>       Remove interior drywall, which is over top of exterior windows
>>       Replace hardware for door into warehouse area.
>>       Door to warehouse/frame to be repaired or replaced
>>       Replace handle on men's room toilet


OFFICE AREA #3 (NEXT TO FOREST PARKWAY)

>>       Front entrance door - replace broken glass
>>       Replace damaged mini blinds as needed
>>       Replace door strike going into old configuration room
>>       Remove lock from rear rollup door / verify proper operation
>>       Replace burnout light bulbs as needed
>>       Repair damaged ceiling next to rollup door